UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2009

Charlotte Russe Holding, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27677	33-0724325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4645 Morena Boulevard, San Diego, CA	92117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 587-1500

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 6, 2009, Charlotte Russe Holding, Inc. issued a press release regarding Allan W. Karp’s proposed slate of nominees for the Company’s Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and incorporated by reference herein.

Information concerning participants and potential participants in the Company’s solicitation of proxies for its 2009 Annual Meeting of Stockholders is attached as Exhibit 99.2 to this current report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release issued on March 6, 2009.

Exhibit 99.2	Information Concerning Participants in Solicitation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLOTTE RUSSE HOLDING, INC.

By:	/s/ Frederick G. Silny
Frederick G. Silny Chief Financial Officer, Principal Accounting Officer, Executive Vice President, Corporate Secretary and Treasurer

Date: March 6, 2009

INDEX TO EXHIBITS

Exhibit 99.1	Press Release issued on March 6, 2009.

Exhibit 99.2	Information Concerning Participants in Solicitation.